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                                                                    EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors and Stockholders
Victoria Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Selected Historical Consolidated Financial Information" and "Independent Auditors" in the Proxy Statement/Prospectus.


                                                  KPMG Peat Marwick LLP

Columbus, Ohio
April 13, 1995